SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 1, 1999
                                                     ----------------


                                JAY JACOBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Washington                    0-15934                       91-0698077
  ---------------               -----------                 -------------------
  (State or other               (Commission                   (IRS Employer
  jurisdiction of               File Number                 Identification No.)
  incorporation)

1530 Fifth Avenue
Seattle, Washington                                         98101
---------------------------------------                   ----------
(Address of Principal Executive Office)                   (Zip Code)


Registrant's telephone number, including area code:           (206) 622-5400
Registrant's facsimile number, including area code:           (206) 621-9830


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On February 1, 1999, the Company entered into a Securities Purchase Agreement (the "Agreement") with Cahill, Warnock Strategic Partners, L.P., Strategic Associates, L.P., and T. Rowe Price Recovery Fund II, L.P. (collectively, the "Investors"), pursuant to which the Company issued 35,000 shares of its Series D Preferred Stock (the "Series D Stock") and warrants to acquire 1,918,743 shares of its common stock (the "Warrants") to the Investors. The total purchase price paid by the Investors for the Series D Stock and the Warrants was $3.5 million in cash, of which $1.95 million was used to reduce indebtedness to the Company's primary lender. The Agreement also contemplates the sale of 5,000 additional shares of Series D Stock to the Investors, for additional consideration of $500,000. The terms of the Agreement were determined in negotiations between the Company and the Investors, who, since December 1997, have invested approximately $13.0 million in the Company through the purchase of debt and equity securities.

     The Warrants issued are exercisable at a price of $0.88 per share, subject to adjustment in certain conditions. The Company and the Investors also entered into a registration rights agreement on February 1, 1999, pursuant to which the Company agreed, under certain conditions, to file a registration statement covering the shares of common stock underlying the Warrants.

     Concurrently with the financing described above, the Company reissued certain of its outstanding warrants with minor conforming and clarifying changes and amended certain provisions of its agreement with its primary lender. The amendments do not materially alter the maximum amount of credit available under such agreement or the interest rate applicable to borrowings thereunder.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements.

                 None

     (b) Proforma Financial Data

                 None

     (c) Exhibits.

          The following are filed as exhibits to this Current Report:

               3.1  Restated Articles of Incorporation of Jay Jacobs, Inc.<F1>

<F1>Incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form S-1, Registration No. 33-13112, declared effective May 19,
1987.

               3.2 Articles of Amendment to the Articles of Incorporation of Jay Jacobs, Inc.<F2>

               3.3 Articles of Amendment of Articles of Incorporation containing the Statement of Rights and Preferences of the Series D Preferred Stock of Jay Jacobs, Inc., dated January 29, 1999.

               4.1  Form of specimen certificate for the Series D Preferred
                    Stock.

               4.2  Form of Warrant.

               4.3 Amended and Restated Registration Rights Agreement, dated February 1, 1999 by and between Jay Jacobs, Inc., a Washington corporation, Cahill, Warnock Strategic Partners Fund, L.P., a limited partnership organized under the laws of the State of Delaware, Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware, T. Rowe Price Recovery Fund II, L.P., a limited partnership organized under the laws of the State of Delaware, and Michael D. Sullivan.

               10.1 Securities Purchase Agreement dated February 1, 1999 by and between Jay Jacobs, Inc., a Washington corporation, Cahill, Warnock Strategic Partners Fund, L.P., a limited partnership organized under the laws of the State of Delaware, Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware, and T. Rowe Price Recovery Fund II, L.P., a limited partnership organized under the laws of the State of Delaware.

               10.2 Amendment No. 2 to Loan and Security Agreement and Limited
                    Waiver and Consent dated February 1, 1999, by and between Jay Jacobs, Inc. a Washington corporation and FINOVA Capital Corporation, a Delaware corporation.

<F2> Incorporated by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed June 16, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JAY JACOBS, INC.


                                       By: /s/ WILLIAM L. LAWRENCE, JR.
                                           -------------------------------------
                                           William L. Lawrence, Jr.
                                           Executive Vice President  and
                                           Chief Financial Officer

Date: February 21, 1999

                                  EXHIBIT INDEX

Exhibit
Number         Description


3.1            Amended and Restated Articles of Incorporation of Jay Jacobs,
               Inc.<F1>

3.2            Articles of Amendment to the Articles of Incorporation of Jay
               Jacobs, Inc.<F2>

3.3 Articles of Amendment of Articles of Incorporation containing the Statement of Rights and Preferences of the Series D Preferred Stock of Jay Jacobs, Inc., dated January 29, 1999.

4.1            Form of specimen certificate for the Series D Preferred Stock.

4.2            Form of Warrant.

4.3 Amended and Restated Registration Rights Agreement, dated February 1, 1999 by and between Jay Jacobs, Inc., a Washington corporation, Cahill, Warnock Strategic Partners Fund, L.P., a limited partnership organized under the laws of the State of Delaware, Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware, T. Rowe Price Recovery Fund II, L.P., a limited partnership organized under the laws of the State of Delaware, and Michael D. Sullivan.

10.1 Securities Purchase Agreement dated February 1, 1999 by and between Jay Jacobs, Inc., a Washington corporation, Cahill, Warnock Strategic Partners Fund, L.P., a limited partnership organized under the laws of the State of Delaware, Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware, and T. Rowe Price Recovery Fund II, L.P., a limited partnership organized under the laws of the State of Delaware.

10.2 Amendment No. 2 to Loan and Security Agreement and Limited Waiver and Consent dated February 1, 1999, by and between Jay Jacobs, Inc. a Washington corporation and FINOVA Capital Corporation, a Delaware corporation.

<F1> Incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form S-1, Registration No. 33-13112, declared effective May 19,
1987.

<F2> Incorporated by reference to Exhibit 3.2 to the Company's Quarterly
Report on Form 10-Q filed June 16, 1998.